SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:     December 4, 2006

Date of Earliest Event Reported:       December 4, 2006

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12929	36-4135495
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1100 CommScope Place, SE
P.O. Box 339
Hickory, North Carolina 28602
(Address of principal executive offices)

Registrant’s telephone number, including area code:             (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On December 4, 2006, CommScope, Inc. issued a press release that, among other things, announced the company’s plan to reconfirm its fourth-quarter 2006 and calendar-year 2007 guidance as outlined in the third-quarter earnings announcement on October 26, 2006.  The press release also states that the company had corrected orders announced for the first nine months of 2006, though the revisions did not affect any amounts reported in the company’s financial statements for any period.  A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 2.02 of this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Description
99.1	CommScope, Inc. Press Release dated December 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 4, 2006

COMMSCOPE, INC.

By:	/s/ Jearld L. Leonhardt
Name: Jearld L. Leonhardt
Title: Executive Vice President and
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit	Description
99.1	CommScope, Inc. Press Release dated December 4, 2006.